UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2005

__________________

SGC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-100137	86-1047317
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

115911 East Sunburst Drive

Fountain Hills, Arizona 85268

(Address of Principal Executive Offices)  (Zip Code)

Registrant’s telephone number, including area code: (480) 837-6029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 4, 2005, SGC Holdings, Inc. (the "Company") filed with the Secretary of State of Nevada an amendment to its Articles of Incorporation to effect a corporate name change to "Medistem Laboratories, Inc." In connection with the name change, the CUSIP number of the Company’s common stock has been changed to 58501F108. Additionally, the Company has been notified by NASDAQ that as of November 10, 2005, the Company’s OTC Bulletin Board trading symbol will be changed to "MDSM".

Item 9.01

Financial Statements and Exhibits

(a)

Exhibits.

Exhibit No.	Description
99.1	Certificate of Amendment to Articles of Incorporation of SGC Holdings, Inc., filed November 4, 2005, amending its corporate name to Medistem Laboratories, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGC HOLDINGS, INC.

Date: November 10, 2005	By: /s/ Neil H. Riordan, Ph.D.
Name: Neil H. Riordan, Ph.D. Title: Chief Executive Officer